                                                                    EXHIBIT 10.1












                   AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

                                   dated as of

                               December [__], 2003

                                      among

                           UNITED NATIONAL GROUP, LTD.

                                       and

                             THE SHAREHOLDERS LISTED
                             ON THE SIGNATURE PAGES

                                TABLE OF CONTENTS


                                                                            PAGE

ARTICLE I  DEFINITIONS.....................................................    1

  Section 1.1  Certain Definitions.........................................    1
  Section 1.2  Other Definitions...........................................    4
  Section 1.3  Interpretation..............................................    5

ARTICLE II  REPRESENTATIONS AND WARRANTIES.................................    5

  Section 2.1  Representations and Warranties of the Company...............    5
  Section 2.2  Representations and Warranties of Holdings..................    6
  Section 2.3  Representations and Warranties of the Trusts................    6
  Section 2.4  Representations and Warranties of the Co-investment Funds...    7

ARTICLE III  BOARD COMPOSITION.............................................    7

  Section 3.1 Composition of the Board.....................................    7

ARTICLE IV  RESTRICTIONS ON TRANSFERS OF SHARES............................    8

  Section 4.1  General Limitations on Transfers............................    8
  Section 4.2  Compliance with Securities Laws.............................    9
  Section 4.3  Permitted Transfers.........................................   10
  Section 4.4  Tag-Along Rights............................................   10
  Section 4.5  Drag-Along Right............................................   12
  Section 4.6  Additional Provisions Relating to Restrictions on Transfers.   14
  Section 4.7  Transfers Pursuant to Rule 144..............................   15

ARTICLE V  REGISTRATION RIGHTS.............................................   15

  Section 5.1  Piggyback Registrations.....................................   15
  Section 5.2  Registration Procedures.....................................   17
  Section 5.3  Indemnification.............................................   20
  Section 5.4  Rule 144 Reporting..........................................   23
  Section 5.5  Lock-Up Agreement...........................................   24

ARTICLE VI  COVENANTS......................................................   24

  Section 6.1  No Voting or Conflicting Agreements.........................   24
  Section 6.2  Further Assurances..........................................   24
  Section 6.3  Certain Transactions........................................   24
  Section 6.4  Confidentiality.............................................   25

ARTICLE VII  EFFECTIVENESS; TERMINATION....................................   25

  Section 7.1 Effectiveness; Term..........................................   25

ARTICLE VIII  MISCELLANEOUS................................................   25

  Section 8.1  Notices.....................................................   25
  Section 8.2  Amendment; Waivers..........................................   27
  Section 8.3  Successors and Assigns......................................   27
  Section 8.4  Recapitalizations and Exchanges Affecting Shares............   27

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
                                                                            PAGE


  Section 8.5  Governing Law...............................................   27
  Section 8.6  Jurisdiction................................................   28
  Section 8.7  WAIVER OF JURY TRIAL........................................   28
  Section 8.8  Counterparts; Third Party Beneficiaries.....................   28
  Section 8.9  Entire Agreement............................................   28
  Section 8.10 Captions ...................................................   28
  SECTION 8.11 SPECIFIC PERFORMANCE .......................................   28
  Section 8.12 Severability ...............................................   28
  Section 8.13 Trustees ...................................................   29
  Section 8.14 Uncertificated Shares ......................................   29

      AMENDED AND RESTATED SHAREHOLDERS AGREEMENT, dated as of December [__], 2003, by and among UNITED NATIONAL GROUP, LTD., an exempted company formed with limited liability under the laws of the Cayman Islands (the "Company"), U.N. HOLDINGS (CAYMAN), LTD. ("Holdings"), an exempted company formed with limited liability under the laws of the Cayman Islands, those co-investment funds listed on the signature pages of this Agreement (the "Co-investment Funds," and together with Holdings, the "FPC Shareholders") and those trusts listed on the signature pages of this Agreement (the "Trusts," and together with the FPC Shareholders, the "Shareholders").

                              W I T N E S S E T H:

      WHEREAS, Holdings, the Company, U.N. Holdings II, Inc., a Delaware corporation ("U.S. Purchaser"), U.N. Holdings, LLC, a Delaware limited liability company, U.N. Holdings Inc., a Delaware corporation ("U.N. Holdings"), Wind River Investment Corporation, a Delaware corporation ("Wind River"), and the Trusts entered into an Amended and Restated Investment Agreement, dated of as September 5, 2003 (the "Investment Agreement"), the transactions contemplated by which (the "Transactions") were completed on September 5, 2003;

      WHEREAS, in connection with the Transactions, Holdings, the Trusts and the Company entered into a Shareholders Agreement, dated as of September 5, 2003 (the "Original Agreement");

      WHEREAS, on September 11, 2003, Holdings and the Trusts sold a portion of their Shares to the Co-investment Funds (the "Co-investment");

      WHEREAS, in connection with the Co-investment and immediately prior to the completion of the proposed initial offering by the Company of Class A Common Shares (the "IPO"), Holdings, the Trusts and the Company desire to amend and restate the Original Agreement in its entirety and desire that the Co-investment Funds shall become parties to this Agreement; and

      WHEREAS, the Company, the FPC Shareholders and the Trusts desire to establish in this Agreement certain terms and conditions concerning the relationship among the Company, the FPC Shareholders and the Trusts and the investment of the FPC Shareholders and the Trusts in the Company.

      NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings ascribed to them below:

      "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

      "Agreement" means this Amended and Restated Shareholders Agreement.

      "Claims" means losses, claims, damages, expenses, judgments or liabilities, joint or several, actions or proceedings (whether commenced or threatened).

      "Class A Common Shares" means the Class A Common Shares, par value $0.0001 per share, of the Company.

      "Class B Common Shares" means the Class B Common Shares, par value $0.0001 per share, of the Company.

      "Common Shares" means the Class A Common Shares and the Class B Common Shares.

      "Competitor" means any Person that competes in a significant way with a substantial business of the Company or any of its subsidiaries or a Person that has a substantial investment in any such competing Person; provided, that an institutional investor and its Affiliates shall not be considered Persons who are Competitors by virtue of holding as a passive portfolio investment nonvoting debt or less than 5% of the publicly traded equity securities of any such Competitor. For purposes of this provision, the good faith determination of the Board that a proposed Transferee is a Competitor, made within 30 days of written notice to the Board of the proposed Transfer, shall in all respects be conclusive.

      "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, or any successor United States federal statute thereto, and the rules and regulations of the SEC promulgated thereunder.

      "FPC" means Fox Paine & Company, LLC, a Delaware limited liability company.

      "NASD" means the National Association of Securities Dealers, Inc.

      "Nasdaq" means The Nasdaq Stock Market, Inc.

      "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including any governmental authority.

      "Preferred Shares" means the Series A Preferred Shares, par value $0.0001 per share, of the Company, the terms of which are attached as Exhibit 4 to the Investment Agreement.

      "Registrable Securities" means Common Shares, and any common shares or other securities issued in respect of Shares or into which Shares shall be converted in connection with share splits, reverse share splits, share dividends or distributions, combinations or similar recapitalizations, or a merger, consolidation or reorganization or otherwise; provided, however, as to any particular Common Shares, such Common Shares shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such Common Shares shall have become effective under the Securities Act and such Common Shares shall have been disposed of in accordance with such registration statement, (b) such Common Shares shall have been sold pursuant to Rule 144, (c) such Common Shares shall have been otherwise transferred and new certificates for such Common Shares not bearing a legend restricting further transfer shall have been delivered by the Company, or (d) such Common Shares shall have ceased to be outstanding.

      "Registration Expenses" means any and all expenses incident to performance of or compliance with Article V, including (a) all SEC and stock exchange or the NASD registration and filing fees, (b) all fees and expenses of complying with United States federal and state securities laws and applicable foreign securities laws (including reasonable fees and disbursements of counsel for the underwriters in connection with United States "blue sky" qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) the fees and disbursements of counsel for the Company and of the Company's independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (e) the reasonable fees and disbursements of one counsel retained by the Shareholders (such counsel to be chosen by the Shareholders by vote of a plurality of the Registrable Securities of such Shareholders being registered) as a group in connection with each such registration, (f) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained in connection with the requested registration, including any fee payable to a qualified independent underwriter within the meaning of the rules of the NASD,
(g) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties) and (h) securities acts liability insurance (if the Company elects to obtain such insurance) but, in all cases, excluding underwriting discounts and commissions and transfer taxes, if any.

      "Rule 144" means Rule 144 under the Securities Act.

      "SEC" means the United States Securities and Exchange Commission.

      "Securities Act" means the United States Securities Act of 1933, as amended, or any successor United States federal statute thereto, and the rules and regulations of the SEC promulgated thereunder.

      "Senior Notes" means the Senior Notes issued by Wind River to the Trusts in the Transactions.

      "Shares" means the Common Shares and the Preferred Shares.

      "Transfer" means any sale, assignment, mortgage, pledge (other than pledges to the Company and its Affiliates), encumbrance, redemption or other transfer, directly or indirectly, whether or not for consideration.

      "Transferee" means any Person to whom a Transfer is made, regardless of the method of Transfer.

      "Transferor" means any Person by whom a Transfer is made, regardless of the method of Transfer.

      "U.N. Holdings Common Stock" means the common stock, par value $0.01, of U.N. Holdings.

      "Wind River Common Stock" means the common stock, par value $1.00, of Wind River.

      Section 1.2 Other Definitions. Each of the following terms is defined in the Section set forth opposite such term:

      TERM                                          SECTION
      Action                                          8.6
      Board                                           3.1
      Board Composition                               3.1
      Book Entry Shares                               8.14
      Co-investment                                 Recitals
      Co-investment Funds                           Preamble
      Company                                       Preamble
      Debt Securities                                 6.2
      Drag-Along Right                               4.5.1
      Drag-Along Sale                                4.5.1
      Drag-Along Seller                              4.5.2
      FPC Affiliate Transferee                      4.3.1(a)
      FPC Seller                                     4.4.1
      FPC Shareholders                              Preamble
      FPC Shareholder Nominees                       3.1(a)
      Holdings                                      Preamble
      Investment Agreement                          Recitals
      IPO                                           Recitals
      Maximum Sale Number                            5.1.3
      Joinder Agreement                              4.1.3
      Offer Shares                                   4.4.1
      Offeree Shareholder                            4.4.2

      Original Agreement                            Recitals
      Piggyback Notice                               5.1.1
      Piggyback Registration                         5.1.1
      Proposed Transferee                            4.4.1
      Sale Notice                                    4.4.1
      Shareholders                                  Preamble
      Tag-Along Right                               4.4.3(a)
      Tag-Along Seller                              4.4.3(b)
      Tag-Along Shares                               4.4.2
      Transactions                                  Recitals
      Trust Affiliate Transferee                    4.3.2(a)
      Trusts                                        Preamble
      Trusts' Nominee                                3.1(a)
      U.N. Holdings                                 Recitals
      U.S. Purchaser                                Recitals
      Violation                                      5.3(a)
      Wind River                                    Recitals


      Section 1.3 Interpretation. Except as otherwise provided or if the context requires otherwise, whenever used in the Agreement, (a) any noun or pronoun shall be deemed to include the singular and the plural, (b) the terms "include" and "including" shall be deemed to be followed by the phrase "without limitation" and (c) the word "or" shall be inclusive and not exclusive.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

      Section 2.1 Representations and Warranties of the Company. The Company represents and warrants to each Shareholder as follows:

      (a) The Company was duly organized as an exempted company formed with limited liability under the laws of the Cayman Islands and is validly existing and in good standing under the laws of the Cayman Islands, and has all necessary power and authority to enter into this Agreement and to perform its obligations under this Agreement.

      (b) The execution, delivery and performance of this Agreement by the Company has been duly and validly authorized by all necessary action, and no other proceedings on the part of the Company are necessary to authorize this Agreement or the performance of the Company's obligations under this Agreement.

      (c) This Agreement has been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by each other party, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally, and
(ii) limitations on the availability of specific performance or injunctive relief or other equitable remedies.

      Section 2.2 Representations and Warranties of Holdings. Holdings represents and warrants to the Company, each of the Co-investment Funds and each of the Trusts as follows:

      (a) Holdings was duly organized as an exempted company formed with limited liability under the laws of the Cayman Islands and is validly existing and in good standing under the laws of the Cayman Islands, and has all necessary power and authority to enter into this Agreement and to perform its obligations under this Agreement.

      (b) The execution, delivery and performance of this Agreement by Holdings has been duly and validly authorized by all necessary action, and no other proceedings on the part of Holdings are necessary to authorize this Agreement or the performance of Holdings' obligations under this Agreement.

      (c) This Agreement has been duly executed and delivered by Holdings, and, assuming due authorization, execution and delivery by each other party, constitutes a legal, valid and binding obligation of Holdings, enforceable against Holdings in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally, and (ii) limitations on the availability of specific performance or injunctive relief or other equitable remedies.

      Section 2.3 Representations and Warranties of the Trusts. Each Trust, severally and not jointly, represents and warrants to the Company, Holdings and each of the Co-investment Funds as follows:

      (a) Such Trust is a trust duly formed, validly existing and, if applicable, in good standing under the laws of its jurisdiction of formation, and has all necessary power and authority to enter into this Agreement and to perform its obligations under this Agreement.

      (b) The execution, delivery and performance of this Agreement by such Trust has been duly and validly authorized by all necessary trust action, and no other proceedings on the part of such Trust are necessary to authorize this Agreement or the performance of such Trust's obligations under this Agreement.

      (c) This Agreement has been duly executed and delivered by such Trust, and, assuming due authorization, execution and delivery by each other party, constitutes a legal, valid and binding obligation of such Trust, enforceable against such Trust in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally, and (ii) limitations on the availability of specific performance or injunctive relief or other equitable remedies.

      Section 2.4 Representations and Warranties of the Co-investment Funds. Each Co-investment Fund, severally and not jointly, represents and warrants to the Company, Holdings and each of the Trusts as follows:

      (a) Such Co-investment Fund was duly organized as a limited partnership under the laws of the Cayman Islands and is validly existing and in good standing under the laws of the Cayman Islands, and has all necessary power and authority to enter into this Agreement and to perform its obligations under this Agreement.

      (b) The execution, delivery and performance of this Agreement by such Co-investment Fund has been duly and validly authorized by all necessary action, and no other proceedings on the part of such Co-investment Fund are necessary to authorize this Agreement or the performance of such Co-investment Fund's obligations under this Agreement.

      (c) This Agreement has been duly executed and delivered by such Co-investment Fund, and, assuming due authorization, execution and delivery by each other party, constitutes a legal, valid and binding obligation of such Co-investment Fund, enforceable against such Co-investment Fund in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally, and (ii) limitations on the availability of specific performance or injunctive relief or other equitable remedies.

                                  ARTICLE III

                                BOARD COMPOSITION

      Section 3.1 Composition of the Board. The Company shall be managed subject to the overall direction and supervision of its Board of Directors (the "Board"). The parties shall take all necessary actions as may be required under applicable law (including voting all Shares and executing written resolutions of shareholders) to cause the Board, effective from and after the date of this Agreement, to have, and the parties shall refrain from taking any action (including voting any Shares or executing any written consents of shareholders) that would cause the Board, effective from and after the date of this Agreement, not to have, the following size and composition (the "Board Composition"):

      (a) The Board shall consist of no fewer than eleven directors and shall include (i) no fewer than six directors nominated for election by the FPC Shareholders (which individuals shall initially be Saul A. Fox, W. Dexter Paine, III, Troy W. Thacker, Angelos Dassios, Michael J. McDonough and John Hendrickson) (the "FPC Shareholder Nominees"), (ii) for so long as the Trusts together with any Trust Affiliate Transferees, in the aggregate, beneficially own 5% of the outstanding Shares, one director nominated by the Trusts (which individual shall initially be Russell C. Ball, III) (the "Trusts' Nominee") and
(iii) a sufficient number of "independent directors" (within the meaning of Rule 4200 of the Nasdaq Rules) such that the Board complies with Rule 4350(c) of the Nasdaq Rules (which individuals shall initially include Edward J. Noonan).

      (b) The FPC Shareholders may at any time cause any FPC Shareholder Nominee to be removed from the Board with or without cause at their sole discretion, and the Trusts may at any time cause the Trusts' Nominee to be removed from the Board with or without cause at their sole discretion.

      (c) If a vacancy on the Board occurs at any time as a result of the death, disability, resignation, retirement or removal of any director, the party or parties nominating the director whose death, disability, resignation, retirement or removal caused such vacancy shall have the right to nominate for election or appointment a replacement director; provided, however, that, in the case of the Trusts' Nominee, such nominee shall be reasonably satisfactory to the FPC Shareholders (it being acknowledged and agreed that any executive officer, director or partner of The AMC Group, L.P. or American Manufacturing Corporation or any respective successor entity shall be reasonably acceptable to the FPC Shareholders and any nominee's lack of applicable experience shall not be reasonable grounds for the FPC Shareholders to object to such nominee). Following notice from such party to the Company of its nomination of a replacement director, the Board shall not conduct any business until such nominee has been elected or appointed to the Board.

                                   ARTICLE IV

                       RESTRICTIONS ON TRANSFERS OF SHARES

      Section 4.1 General Limitations on Transfers.

      4.1.1 Transfers Generally. No Shareholder shall Transfer any Shares (whether owned as of the date of this Agreement or subsequently acquired), unless such Transfer is made in accordance with the requirements of this Article IV, as may be applicable, or as contemplated by Section 5.1.

      4.1.2 Recordation on Register of Members. The Shareholders shall ensure that the Board shall not record on the Company's Register of Members any attempted Transfer of Shares held or owned by any Shareholder to any other Person, except for Transfers in accordance with this Agreement for which the Shareholders shall take all necessary steps to ensure that the Board updates the Company's Register of Members.

      4.1.3 Obligations of Transferees. No Transfer of Shares that would be otherwise permitted pursuant to this Agreement shall be effective unless (a) the Transferee shall have executed an appropriate document (a "Joinder Agreement") in form and substance reasonably satisfactory to the Company confirming that (i) the Transferee takes such Shares subject to all the terms and conditions of this Agreement to the same extent as its Transferor was bound by and entitled to the benefits of such provisions and (ii) the certificates in respect of the Shares shall bear legends, substantially in the forms required by Section 4.6, and

(b) such Joinder Agreement shall have been delivered to and approved by the Company prior to such Transferee's acquisition of Shares, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, the provisions of this Section 4.1.3 shall not apply to a Transfer of Shares validly made pursuant to a Piggyback Registration, pursuant to an effective registration statement under the Securities Act, or pursuant to
Section 4.7, and, at the sole discretion of the Board, to any Transfer made in accordance with the provisions of Sections 4.4 or 4.5.

      4.1.4 Prohibited Transfers; Transfers to Competitors. Notwithstanding anything to the contrary in this Agreement, without the consent of the Board, no Shareholder shall, at any time, directly or indirectly, complete any Transfer of Shares that (a) would result in the assets of the Company constituting "Plan Assets" as such term is defined in the Department of Labor regulations promulgated under the United States Employee Retirement Income Security Act of 1974, as amended, (b) would cause the Company to be controlled by or be under common control with an "investment company" for purposes of the United States Investment Company Act of 1940, as amended, (c) would require the Shares to be registered under the Exchange Act or (d) is made to any Person who is a Competitor of the Company or any of its subsidiaries or to any Affiliate of such a Competitor (other than Transfers to the Company and its Affiliates). Notwithstanding clause (d) of this Section 4.1.4, a Transfer to a Competitor is permitted under Section 4.1.4(d) if such Transfer is made in connection with the exercise of a Tag-Along Right pursuant to Section 4.4 or in connection with the exercise of a Drag-Along Right pursuant to Section 4.5, in which event such sale may be effected only in accordance with Section 4.4 or 4.5, as applicable. Further, this Section 4.1.4 shall not prohibit any Transfer of Shares validly made pursuant to a registered public offering of Shares or pursuant to Rule 144 of the Securities Act.

      Section 4.2 Compliance with Securities Laws. Notwithstanding any other provision of this Agreement, no Shareholder shall Transfer any Shares unless the Transfer is made in accordance with the terms of this Agreement and (a) the Transfer is effected pursuant to an effective registration statement under the Securities Act and in compliance with any other applicable United States federal and state securities laws and applicable foreign securities laws or (b) the Transferor shall have furnished the Company with (i) an opinion of counsel, if reasonably requested by the Company, which opinion of counsel shall be in form and substance reasonably satisfactory to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Securities Act and under any applicable securities laws of any state of the United States and applicable foreign securities laws and that the Transfer otherwise complies with any other applicable United States federal and state securities laws and applicable foreign securities laws and
(ii) such representations and covenants of the Transferor as are reasonably requested by the Company to ensure compliance with any applicable United States federal and state securities laws and applicable foreign securities laws.

         Section 4.3 Permitted Transfers.

         4.3.1 FPC Shareholders Transfers.

         (a) Subject to Sections 4.1.3, 4.1.4 and 4.2, the FPC Shareholders may Transfer any Shares to any Affiliate of FPC (other than the Company) or any Person that is an investment fund managed or controlled by FPC or any Affiliate of FPC (each, an "FPC Affiliate Transferee").

         (b) Subject to Sections 4.1.3, 4.1.4 and 4.2, as may be applicable, the FPC Shareholders and any FPC Affiliated Transferee shall be free to Transfer Shares to any Person, in whole at any time or in part from time to time; provided, however, that, if such Person is not a FPC Affiliate Transferee, the FPC Shareholders shall be required to make such Transfer pursuant to the terms of Sections 4.4, 4.5 or 5.1, as may be applicable. Notwithstanding the foregoing, any Transfer of Shares by the FPC Shareholders or any FPC Affiliated Transferee to all of its respective limited partners or other investors on a pro rata basis for consideration other than cash, shall not be subject to Section 4.4.

         4.3.2 Trust Transfers.

         (a) Subject to Sections 4.1.3, 4.1.4 and 4.2, the Trusts may Transfer any Shares to another Trust, any Affiliate of the Trusts or to the principal (i.e. corpus) beneficiaries of any Trust (each, a "Trust Affiliate Transferee").

         (b) Except as provided in this Article IV, the Trusts and any Trust Affiliate Transferee shall not Transfer any Shares to any other Person without the prior written approval of the Company, which approval may be granted or withheld by the Board in its sole and absolute discretion.

         Section 4.4 Tag-Along Rights.

         4.4.1 Sale Notice. If at any time the FPC Shareholders or any one or more FPC Affiliate Transferees (collectively, the "FPC Seller") proposes to Transfer any of the Shares owned by the FPC Seller, other than (a) to any FPC Affiliate Transferee, (b) in a Transfer subject to a Drag-Along Right pursuant to Section 4.5 if the FPC Seller has executed its Drag-Along Right in full, or
(c) pursuant to a Piggyback Registration, then the FPC Seller shall first give written notice (the "Sale Notice") to the Company and to each Trust, stating that the FPC Seller desires to make such Transfer, referring to this Section 4.4, specifying the number of each class or series of Shares proposed to be transferred by the FPC Seller (the "Offer Shares"), and specifying the price, the form of consideration, name and description of the proposed purchaser (including controlling Persons) (the "Proposed Transferee"), the other material terms pursuant to which such Transfer is proposed to be made, and, if the form of consideration is not solely cash payable in immediately available funds, cash equivalents or marketable securities, sufficient financial information regarding the Proposed Transferee in order for the Trusts to reasonably evaluate the consideration proposed to be delivered.

         4.4.2 Tag-Along Election. Within ten business days of the date of receipt of the Sale Notice, each Trust shall deliver to the FPC Seller and to the Company a written notice stating whether such Trust elects to sell a pro rata portion of its Shares (any Trust that chooses to exercise such right, an "Offeree Shareholder") (equal to (a) the total number of Shares owned by such Trust, multiplied by (b) a fraction, (i) the numerator of which is the number of Offer Shares and (ii) the denominator of which is the total number of Shares held by the FPC Shareholders and any FPC Affiliate Transferees) to such Proposed Transferee on the same terms, purchase price and conditions as the FPC Seller (with respect to each Trust, its "Tag-Along Shares"). An election pursuant to the first sentence of this Section 4.4.2 shall constitute an irrevocable commitment by the Offeree Shareholder making such election to sell such Tag-Along Shares to the Proposed Transferee if the sale of Offer Shares to the Proposed Transferee occurs on the terms set forth in the Sale Notice. Such terms may include a maximum number of Shares such Proposed Transferee is willing to purchase, and, in such case, the FPC Seller and the Offeree Shareholders shall be cut back pro rata based on the number of Shares the FPC Seller and the Offeree Shareholders are seeking to sell.

         4.4.3 Rights to Transfer. (a) Third-Party Sale; Tag-Along Buyer. The FPC Seller may not consummate any Transfer that is subject to the provisions of this Section 4.4 unless the Proposed Transferee purchases, within 180 days of the date of the Sale Notice concurrently with and on substantially the same terms and conditions and at the same price as the Offer Shares, all of each Offeree Shareholder's Tag-Along Shares with respect to such Transfer, in accordance with their elections pursuant to Section 4.4.2, and subject to the last sentence thereof (the "Tag-Along Right"). For purposes of the preceding sentence, the price received by the FPC Seller shall be deemed to include all compensation of any nature and type as is received by the FPC Seller and its Affiliates in respect of the Offer Shares and any non-competition covenants and similar matters, but shall not include any commercially reasonable consideration for bona fide consulting, financial, investment banking or similar services.

         (b) Sale Agreement. Each Offeree Shareholder electing to sell Tag-Along Shares (a "Tag-Along Seller") agrees to cooperate in consummating such a Transfer, including by becoming a party to the sale agreement and all other appropriate related agreements, delivering, at the consummation of such Transfer, the share certificates (if any) and other instruments of transfer for such Shares duly endorsed for transfer, free and clear of all liens and encumbrances, and voting or consenting in favor of such transaction (to the extent a vote or consent is required) and taking any other necessary or appropriate action in furtherance thereof, including the execution and delivery of any other appropriate agreements, certificates, instruments and other documents. Each Tag-Along Seller shall be severally responsible for its proportionate share of the third-party expenses of the Transfer incurred by the FPC Seller in connection with such Transfer and the monetary obligations and liabilities incurred by the FPC Seller in connection with such sale. Such monetary obligations and liabilities shall include (to the extent such obligations are incurred by the FPC Seller) obligations and liabilities for indemnification with respect to breaches of representations and warranties made in connection with such Transfer by the Company or by the FPC Seller and any Tag-Along Sellers with respect to the Company or the Company's business, and shall also include amounts paid into escrow or subject to holdbacks, and amounts subject to post-closing purchase price adjustments; provided, however, that all such obligations are equally applicable on a several and not joint basis to the FPC Seller and each Tag-Along Seller based on the consideration received by the FPC Seller and such Tag-Along Seller. The foregoing notwithstanding, (i) without the written consent of a Tag-Along Seller, the amount of such obligations and liabilities for which such Tag-Along Seller shall be responsible shall not exceed the gross proceeds received by such Tag-Along Seller in such Transfer, and (ii) a Tag-Along Seller shall not be responsible for the fraud of the FPC Seller or any other Tag-Along Seller or for any indemnification obligations and liabilities for breaches of representations and warranties made by the FPC Seller or any other Tag-Along Seller with respect to such other seller's (A) ownership of and title to Shares, (B) organization, (C) authority or (D) conflicts and consents and any other matter concerning such other seller, or for breaches of any covenants made by the FPC Seller or any other Tag-Along Seller.

         (c) No Liability. Notwithstanding any other provision contained in this
Section 4.4.3, there shall be no liability on the part of the Company or the FPC Seller in the event that any Transfer of Offer Shares pursuant to this Section
4.4.3 is not consummated for any reason whatsoever. The decision whether to effect a Transfer subject to this Section 4.4.3 shall be in the sole and absolute discretion of the FPC Seller.

         4.4.4 Intention of the Parties. The parties acknowledge that the intention of this Section 4.4 (together with Section 5.1) is to assure that the Trusts have the ability to liquidate their Shares in amounts and at times that are related to the amounts and times at which the FPC Shareholders and any FPC Affiliate Transferee achieves, directly or indirectly, liquidity with respect to any or all of their investment in the Company. The parties accordingly agree that upon any direct or indirect Transfer of equity interests of the FPC Shareholders or any FPC Affiliate Transferee (other than to an FPC Affiliate Transferee), the Trusts shall have rights in connection with such Transfer that are comparable to those rights that it would have been afforded had the FPC Shareholders or the FPC Affiliate Transferee directly Transferred a proportionate amount of its interest in the Company.

         Section 4.5 Drag-Along Right.

         4.5.1 Exercise. If at any time an FPC Seller proposes to make a Transfer, in a bona fide arm's-length sale transaction or series of related sale transactions to a Person that is not an FPC Affiliate Transferee, of Shares representing (together with any Shares to be sold by a Drag-Along Seller under this Section 4.5) at least 50% of the outstanding Shares to a Proposed Transferee (the "Drag-Along Sale"), including pursuant to a share sale, merger, business combination, recapitalization, consolidation, reorganization, restructuring or similar transaction, the FPC Seller shall have the right (a "Drag-Along Right"), exercisable upon 15 days' prior written notice to the Trusts, to require the Trusts to sell a number of Shares equal to (a) the total number of Shares owned by such Trust, multiplied by (b) a fraction (i) the numerator of which is the number of Shares the FPC Seller proposes to sell to the Proposed Transferee and (ii) the denominator of which is the total number of Shares held by the FPC Shareholders and any FPC Affiliate Transferees, to the Proposed Transferee on the same terms and conditions (including the same proportions of each class or series of Shares) and at the same price as the FPC Seller would receive in connection with such transaction. For purposes of the preceding sentence, the price received by the FPC Seller shall be deemed to include all compensation of any nature and type as is received by the FPC Seller and its Affiliates in respect of the Shares to be sold by the FPC Seller and any non-competition covenants and similar matters, but shall not include any commercially reasonable consideration for bona fide consulting, financial, investment banking or similar services.

         4.5.2 Sale Agreement. Each Trust selling Shares pursuant to a transaction contemplated by this Section 4.5 (each such Trust, a "Drag-Along Seller") agrees to cooperate in consummating such a Transfer, including, without limitation, by becoming a party to the sale agreement and all other appropriate related agreements, delivering, at the consummation of such Transfer, the share certificates (if any) and other instruments of transfer for such Shares duly endorsed for transfer, free and clear of all liens and encumbrances, and voting or consenting in favor of such transaction (to the extent a vote or consent is required) and taking any other necessary or appropriate action in furtherance thereof, including the execution and delivery of any other appropriate agreements, certificates, instruments and other documents. Each Drag-Along Seller shall be severally responsible for its proportionate share of the third-party expenses of the Transfer incurred by the FPC Seller in connection with such Transfer and the monetary obligations and liabilities incurred by the FPC Seller in connection with such Transfer. Such monetary obligations and liabilities shall include (to the extent such obligations are incurred by the FPC Seller) obligations and liabilities for indemnification with respect to breaches of representations and warranties made in connection with such Transfer by the Company or by the FPC Seller and any Drag-Along Sellers with respect to the Company or the Company's business, and shall also include amounts paid into escrow or subject to holdbacks, and amounts subject to post-closing purchase price adjustments; provided, however, that all such obligations are equally applicable on a several and not joint basis to the FPC Seller and each Drag-Along Seller based on the consideration received by the FPC Seller and such Drag-Along Seller. The foregoing notwithstanding, (i) without the written consent of a Drag-Along Seller, the amount of such obligations and liabilities for which such Drag-Along Seller shall be responsible shall not exceed the gross proceeds received by such Drag-Along Seller in such Transfer, and (ii) a Drag-Along Seller shall not be responsible for the fraud of the FPC Seller or any other Drag-Along Seller or for any indemnification obligations and liabilities for breaches of representations and warranties made by the FPC Seller or any other Drag-Along Seller with respect to such other seller's (A) ownership of and title to Shares, (B) organization, (C) authority or (D) conflicts and consents and any other matter concerning such other seller, or for breaches of any covenants made by the FPC Seller or any other Drag-Along Seller.

         4.5.3 No Liability. Notwithstanding any other provision contained in this Section 4.5, there shall be no liability on the part of the Company or the FPC Seller in the event that the Transfer pursuant to this Section 4.5 is not consummated for any reason whatsoever. The decision whether to effect a Transfer pursuant to this Section 4.5 shall be in the sole and absolute discretion of the FPC Seller.

         Section 4.6 Additional Provisions Relating to Restrictions on
Transfers.

         4.6.1 Legends. Each outstanding certificate representing Shares, shall bear legends reading substantially as follows:

                  (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION THAT WAS NOT REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR UNDER ANY FOREIGN SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS."

                  (b) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN A SHAREHOLDERS AGREEMENT, DATED AS OF SEPTEMBER 5, 2003, AS AMENDED FROM TIME TO TIME, COPIES OF WHICH MAY BE OBTAINED FROM THE ISSUER OR FROM THE HOLDER OF THIS CERTIFICATE. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT."

         4.6.2 Copy of Agreement. A copy of this Agreement shall be filed with the secretary of the Company, and kept with the records of the Company, and shall be made available for inspection by any holder of Shares at the principal executive offices of the Company.

         4.6.3 Termination of Restrictions. The restriction referred to in the legend required pursuant to Section 4.6.1(a) shall cease and terminate as to any particular Shares when, in the reasonable opinion of counsel for the Company, such restriction is no longer required in order to assure compliance with the Securities Act, the securities laws of any state of the United States or applicable foreign securities laws. The Company or the Company's counsel, at their election, may request from any holder of Shares a certificate or an opinion of such holder's counsel with respect to any relevant matters in connection with the removal of the legend set forth in Section 4.6.1(a) from such holder's share certificates, any such certificate or opinion of counsel to be reasonably satisfactory to the Company and its counsel. The restrictions referred to in the legend required by Section 4.6.1(b) shall cease and terminate as to any particular Shares when, in the reasonable opinion of counsel for the Company, the provisions of this Agreement are no longer applicable to such Shares or this Agreement shall have terminated in accordance with its terms. Whenever such restrictions shall cease and terminate as to any Shares, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any, if such unlegended Shares are being delivered and transferred to any Person other than the registered holder thereof), new certificates for a like number of Shares not bearing the relevant legend(s) set forth in Section 4.6.1.

         Section 4.7 Transfers Pursuant to Rule 144. Notwithstanding Section 4.1.1, following the IPO, the Trusts may effect any Transfer of Shares pursuant to sales under Rule 144, to the extent available; provided, however, that the Trusts shall not effect any Transfers under this Section 4.7 if (a) in the good faith judgment of the Board based on advice from its outside financial advisors, such sales would interfere with a pending registration or a registration that the Company plans to file within the next 60 days and (b) each other Shareholder of the Company is similarly restricted from effecting any such Transfers.

                                   ARTICLE V

                               REGISTRATION RIGHTS

         Section 5.1 Piggyback Registrations.

         5.1.1 Piggyback Registrations. If at any time (a) either (i) the Company proposes to register for sale by the Company under the Securities Act any Common Shares (other than a registration on Form S-4 or Form S-8, or any successor or similar forms) in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, and (ii) the FPC Shareholders or any FPC Affiliate Transferee or any other shareholder proposes to sell Registrable Securities in such registered sale, or (b) the Company proposes to register for sale by any FPC Shareholder or any FPC Affiliate Transferee to the public under the Securities Act any Registrable Securities, the Company shall each such time promptly give written notice to any Trust that beneficially owns any Registrable Securities of its intention to do so, of the registration form of the SEC that has been selected by the Company and of such holders' rights under this Section 5.1 (the "Piggyback Notice"). Subject to Section 5.1.4, the Company shall use its reasonable best efforts to include, and to cause the underwriter or underwriters, if applicable, to include, in the proposed offering, on the same terms and conditions as the Common Shares proposed to be sold by the Company, the FPC Shareholders or FPC Affiliate Transferees and any other shareholder in such offering, all Registrable Securities that the Company has been requested in writing, within 15 calendar days after the Piggyback Notice is given, to register by the holders thereof (each such registration pursuant to this Section 5.1.1, a "Piggyback Registration"); provided, however, that (a) if, at any time after giving a Piggyback Notice and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Common Shares, the Company may, at its election, give written notice of such determination to all Trusts who beneficially own any Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, and (b) in case of a determination by the Company to delay registration of its Common Shares the Company shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other Common Shares. In the case of any registration of Registrable Securities in an underwritten offering pursuant to this Section 5.1.1, all Shareholders proposing to distribute their securities pursuant to this Section 5.1.1 shall, at the request of the Company, enter into an agreement in customary form with the underwriter or underwriters selected by the Company.

         5.1.2 Expenses. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 5.1; provided, however, that each Trust shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Trust's Registrable Securities pursuant to a registration statement effected pursuant to this Section 5.1.

         5.1.3 Priority in Piggyback Registrations. If the managing underwriter for a registration pursuant to this Section 5.1 shall advise the Company in writing that, in its opinion, the number of Registrable Securities requested to be included in such registration exceeds the number (the "Maximum Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Company or the shareholder for which such registration was initially proposed to be effected, the Company shall include in such offering the following Common Shares: (a) first, all the Common Shares, if any, the Company proposes to register for its own sale, and (b) second, all Registrable Securities requested to be included by all Shareholders (or if the number of such Registrable Securities exceeds the Maximum Sale Number less the number of Common Shares included pursuant to clause (a) above, then the number of such Registrable Securities included in such registration pursuant to this clause (b) shall be equal to the excess of the Maximum Sale Number over the number of Common Shares included pursuant to clause (a) above and shall be allocated pro rata among all requesting Shareholders, on the basis of the relative number of Registrable Securities each such Shareholder had requested to have included in such registration). Notwithstanding the foregoing, if, at the time such proposed registration is be effective, the Registrable Securities proposed to be included by the Trusts in such registration are eligible for sale to the public under Rule 144(k) under the Securities Act, the Company shall include in such offering the following Common Shares: (i) first, all the Common Shares, if any, the Company proposes to register for its own sale, (ii) second, all Registrable Securities requested to be included by the FPC Shareholders (or if the number of such Registrable Securities exceeds the Maximum Sale Number less the number of Common Shares included pursuant to clause (i) above, then the number of such Registrable Securities included in such registration pursuant to this clause
(ii) shall be equal to the excess of the Maximum Sale Number over the number of Common Shares included pursuant to clause (i) above); and (iii) third , all Registrable Securities requested to be included by the Trusts (or if the number of such Registrable Securities exceeds the Maximum Sale Number less the number of Common Shares included pursuant to clauses (i) and (ii) above, then the number of such Registrable Securities included in such registration pursuant to this clause (iii) shall be equal to the excess of the Maximum Sale Number over the number of Common Shares included pursuant to clauses (i) and (ii) above).

         5.1.4 Underwriting Requirements. In connection with any offering involving any underwriting of securities in a Piggyback Registration, the Company shall not be required to include any Shareholder's Registrable Securities in such underwriting unless such Shareholder accepts the terms of the underwriting as agreed upon between the Company and the underwriters in such quantities and on such terms as set forth in Section 5.1.1, and such Shareholder agrees to sell such Shareholder's Registrable Securities on the basis provided therein and completes and/or executes all questionnaires, indemnities, lock-ups, underwriting agreements and other documents (including powers of attorney and custody arrangements) required generally of all selling Shareholders, in each case, in customary form and substance, which are requested to be executed in connection therewith.

         Section 5.2 Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this
Article V, the Company will, as soon as practicable:

                  (a) prepare and file with the SEC the requisite registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become and remain effective in order to permit the sale of the Registrable Securities by the Shareholders in accordance with the intended method or methods of distribution thereof described in such registration statement;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective during such period;

                  (c) comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement during such period;

                  (d) furnish to each Shareholder of such Registrable Securities and each underwriter such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Shareholder may reasonably request;

                  (e) (i) promptly notify in writing each Shareholder that holds Registrable Securities covered by such registration statement, (A) when such registration statement or any post-effective amendment or supplement thereto becomes effective, (B) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of such registration statement (and take all reasonable action to prevent the entry of such stop order or to remove it if entered, or the initiation of any proceedings for that purpose), or (C) of the happening of any event as a result of which the registration statement, as then in effect, the prospectus related thereto or any document included therein by reference includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made and (ii) in the case of an event under clause (e)(i)(B) or (C), promptly file such amendments and supplements which may be required on account of such event and use its reasonable best efforts to cause each such amendment and supplement to become effective;

                  (f) promptly furnish counsel for each underwriter, if any, and for the selling Shareholders of Registrable Securities copies of any written request by the SEC or any state securities authority for amendments or supplements to a registration statement and prospectus or for additional information;

                  (g) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time;

                  (h) use its best efforts to cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange or authorized for quotation on Nasdaq, if any, on which similar equity securities issued by the Company are then listed or authorized for quotation, or eligible for listing or quotation, if the listing or authorization for quotation of such securities is then permitted under the rules of such exchange or the NASD;

                  (i) enter into an underwriting agreement with the underwriter of such offering in the form customary for such underwriter for similar offerings, including such representations and warranties by the Company, provisions regarding the delivery of opinions of counsel for the Company and accountants' letters, provisions regarding indemnification and contribution, and such other terms and conditions as are at the time customarily contained in such underwriter's underwriting agreements for similar offerings (the sellers of Registrable Securities that are to be distributed by such underwriter(s) may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriter(s) shall also be made to and for the benefit of such sellers of Registrable Securities);

                  (j) make available for inspection by representatives of the selling Shareholders who hold Registrable Securities and any underwriters participating in any disposition pursuant hereto and any counsel or accountant retained by such Shareholders or underwriters, all relevant financial and other records, pertinent documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with a registration pursuant hereto; provided, however, that, with respect to records, documents or information which the Company determines, in good faith, to be confidential and as to which the Company notifies such representatives, underwriters, counsel or accountants in writing of such confidentiality, such representatives, underwriters, counsel or accountants shall not disclose such records, documents or information unless (i) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (ii) such records, documents or information have previously been generally made available to the public. Each selling Shareholder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates (or for such Shareholder's business purposes or for any reason other than in connection with a registration hereunder) unless and until such information is made generally available (other than by such Shareholder or where such Shareholder knows that such information became publicly available as a result of a breach of any confidentiality arrangement) to the public. Each selling Shareholder of such Registrable Securities further agrees that it will, upon learning that disclosure of such records is sought, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the records deemed confidential;

                  (k) permit any beneficial owner of Registrable Securities that, in the sole judgment, exercised in good faith, of such holder, might be deemed to be a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, that in the judgment of such holder, as aforesaid, should be included; and

                  (l) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses and the requirements of the marketing process) in the marketing of the Registrable Securities in any underwritten offering.

         The Company may require each Shareholder who is selling Registrable Securities pursuant to which any registration is being effected to furnish the Company such information regarding such Shareholder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing. The Company shall not be required to register or qualify any Registrable Securities covered by such registration statement under any state securities or "blue sky" laws of such jurisdictions other than as it deems necessary in connection with the chosen method of distribution or to take any other actions or do any other things other than those it reasonably deems necessary or advisable to consummate such distribution, and the Company shall not for any such purpose be required to qualify generally to do business as a foreign entity in any jurisdiction wherein it would not otherwise be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction.

         Each beneficial owner of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (e)(i)(B) and (e)(i)(C) above, such beneficial owner will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such beneficial owner's receipt of the copies of the supplemented or amended prospectus contemplated by clause
(e)(ii) above, and, if so directed by the Company, such beneficial owner will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such beneficial owner's possession, of the prospectus covering such Registrable Securities that was in effect prior to such amendment or supplement.

         Section 5.3 Indemnification. (a) In the event of any registration of any Registrable Securities pursuant to this Article V, the Company shall indemnify and hold harmless, to the fullest extent permitted by law, the seller of any Registrable Securities covered by such registration statement, its Affiliates, directors, officers, fiduciaries, employees, agents and stockholders or members or general and limited partners (and the directors, officers, fiduciaries, employees, agents and stockholders or members or general and limited partners thereof), each other Person who participates as an underwriter or a qualified independent underwriter, if any, in the offering or sale of such securities, each director, officer, fiduciary, employee, agent and stockholder or general and limited partner of such underwriter or qualified independent underwriter, and each other Person (including any such Person's directors, officers, fiduciaries, employees, agents and stockholders or members or general and limited partners), if any, who controls such seller or any such underwriter or qualified independent underwriter, within the meaning of the Securities Act, against any and all Claims in respect thereof and expenses (including reasonable fees and expenses of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld, conditioned or delayed) to which each such indemnified party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims or expenses arise out of or are based upon any of the following actual or alleged statements, omissions or violations (each, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered pursuant to this Agreement under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto (unless corrected in the final prospectus), together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state, common law or applicable foreign rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim or expense arises out of or is based upon any Violation that occurs in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such indemnified party expressly stating that such information is for use therein.

         (b) Each holder of Registrable Securities that are included in the securities as to which any Piggyback Registration is being effected (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in connection with any Piggyback Registration, any underwriter and qualified independent underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.3(a)), to the fullest extent permitted by law, the Company, its directors, officers, fiduciaries, employees, agents and shareholders (and the directors, officers, fiduciaries, employees, agents and shareholders or members or general and limited partners thereof) and each Person (including any such Person's directors, officers, fiduciaries, employees, agents and stockholders or members or general and limited partners), if any, controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, fiduciaries, employees, agents and shareholders or general and limited partners and respective controlling Persons (including any such Person's directors, officers, fiduciaries, employees, agents and shareholders or members or general and limited partners) against any and all Claims and expenses (including reasonable fees and expenses of counsel and any amounts paid in any settlement effected with the consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed) to which each such indemnified party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims or expenses arise out of or are based upon any Violation that occurs in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such holder of Registrable Securities, expressly stating that such information is for use in connection with any registration statement, preliminary, final or summary prospectus or amendment or supplement or document incorporated by reference into any of the foregoing. Notwithstanding anything in this Section 5.3(b) to the contrary, no indemnifying party shall be required pursuant to this
Section 5.3(b) to contribute any amount in excess of the gross proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Claims of the indemnified parties relate.

         (c) Indemnification similar to that specified in Sections 5.3(a) and 5.3(b) (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in connection with any Piggyback Registration, any underwriter and qualified independent underwriter, if any) with respect to any required registration or other qualification of securities under any securities or "blue sky" laws of any state of the United States or applicable foreign laws.

         (d) Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 5.3, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 5.3, except to the extent the indemnifying party is prejudiced thereby and shall not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under this Section 5.3. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 calendar days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding that is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties that are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any Claim in respect of which indemnification or contribution may be sought hereunder (whether or nor the indemnified party is an actual or potential party to such Claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such Claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (e) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 5.3(a), 5.3(b) or 5.3(c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party and any other indemnifying party on the other hand from the relevant offering of securities. If, however, the allocation provided in the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required by Section 5.3(d) above and the indemnifying party is prejudiced thereby, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative fault of but also the relative benefits received by the indemnifying party, on the one hand, and the indemnified party, on the other hand, as well as any other relevant equitable considerations, including the extent of such prejudice. The relative fault shall be determined by a court of law by reference to, among other things, whether the Violation relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent knowledge, access to information and opportunity to correct or prevent such Violation. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 5.3(e) were to be determined by pro rata allocation or by any other method of allocation does not take account of the equitable considerations referred to in the preceding sentences of this Section 5.3(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 5.3(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 5.3(e) to contribute any amount in excess of the gross proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Claims of the indemnified parties relate.

         (f) The indemnity agreements contained in this Agreement shall be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party and the termination of this Agreement.

         (g) The indemnification and contribution required by this Section 5.3 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         (h) In connection with underwritten offerings, the Company will use reasonable best efforts to negotiate terms of indemnification that are reasonably favorable to the various sellers pursuant thereto, as appropriate under the circumstances.

         Section 5.4 Rule 144 Reporting. With a view to making available to the Shareholders the benefits of certain rules and regulations of the SEC, which may permit the sale of the Registrable Securities to the public without registration, at all times after 90 days after any registration statement covering a public offering of Common Shares under the Securities Act shall have become effective, or at all times after the Common Shares shall initially be registered pursuant to the requirements of Section 12 of the Exchange Act, the Company shall at its cost and expense use its reasonable best efforts to comply with the filing requirements described in Rule 144(c)(1).

                  Section 5.5 Lock-Up Agreement. If requested in writing by the Company or the underwriter of any underwritten offering including the IPO, each Shareholder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, of any Registrable Securities or any other Equity Security (in each case, other than as part of such underwritten public offering) within 14 calendar days before or 180 calendar days after the effective date of a registration statement or for such shorter period as the sole or lead managing underwriter or the Company shall request, in any such case, unless consented to by such underwriter or the Company, as applicable.

                                   ARTICLE VI

                                    COVENANTS

                  Section 6.1 No Voting or Conflicting Agreements. No Shareholder shall enter into or agree to be bound by any voting trust with respect to any Shares, nor shall any Shareholder enter into any shareholder arrangements of any kind with any Person with respect to any Shares inconsistent with the provisions of this Agreement. The foregoing prohibition includes, but is not limited to, agreements or arrangements with respect to the acquisition, disposition or voting of Shares inconsistent with the provisions of this Agreements. No Shareholder shall act, at any time, for any reason, as a member of a group or in concert with any other Persons in connection with the acquisition, disposition or voting of Shares in any manner that is inconsistent with the provisions of this Agreement.

                  Section 6.2 Further Assurances. The parties shall from time to time execute and deliver all such further documents and do all acts and things as the other parties may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement, including, to the extent necessary or appropriate, using all reasonable efforts to cause the amendment of the memorandum and articles of association of the Company in order to provide for the enforcement of this Agreement in accordance with its terms. In furtherance and not in limitation of the foregoing, in the event of any amendment, modification or termination of this Agreement in accordance with its terms, the Shareholders shall cause the Board to meet within 30 days following such amendment, modification or termination or as soon thereafter as is practicable for the purpose of amending the memorandum and articles of association of the Company, as may be required as a result of such amendment, modification or termination, and, to the extent required by law, proposing such amendments to the shareholders of the Company entitled to vote thereon, and such action shall be the first action to be taken at such meeting. Immediately following the Transactions, the Shareholders shall take all necessary steps to ensure that the Board updates the Company's Register of Members to reflect the Shares issued in the Transactions if not previously done.

                  Section 6.3 Certain Transactions. FPC shall have the right to perform all consulting, financing, investment banking and similar services for the Company and its subsidiaries, for customary compensation (as determined by the Board of Directors of the

Company in its sole discretion) and on other terms that are customary for similar engagements with unaffiliated third parties.

                  Section 6.4 Confidentiality. The terms of this Agreement shall be confidential and neither the Company nor any Shareholder nor any Affiliate thereof shall disclose to any Person not a party to this Agreement any of the terms of this Agreement, except as may be required by applicable law, this Agreement, or to negotiate and effect a Transfer permitted under this Agreement.

                                  ARTICLE VII

                           EFFECTIVENESS; TERMINATION

                  Section 7.1 Effectiveness; Term.

                  7.1.1 This Agreement shall become effective as of the date of this Agreement. The rights and obligations of, and restrictions on, the Shareholders under Article IV shall terminate upon the date that the FPC Shareholders and FPC Affiliated Transferees no longer hold in the aggregate at least 25% of the fully-diluted Shares then outstanding (subject, however, to all obligations of the parties that must be fulfilled prior to such event). Notwithstanding the foregoing, in the event the Company enters into any agreement to merge or consolidate with or into any other Person or adopts any other plan of recapitalization, consolidation, reorganization or other restructuring transaction as a result of which the FPC Shareholders and the Trusts and their respective Affiliate Transferees shall own, in the aggregate, less than a majority of the outstanding voting power of the entity surviving such transaction, this Agreement shall terminate, except with respect to Section
4.4 and as contemplated by Section 7.1.2.

                  7.1.2 Notwithstanding anything in Section 7.1.1 to the contrary, the provisions contained in Article V shall continue to remain in full force and effect until the earlier to occur of the 20th anniversary of the date of this Agreement and the date on which there are no longer any Registrable Securities outstanding; provided, however, that the provisions of Section 5.3 shall survive termination pursuant to Section 7.1.1 or this Section 7.1.2 indefinitely.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  Section 8.1 Notices. All notices, requests and other communications to any party in connection with this Agreement shall be in writing and delivered personally, sent by documented overnight delivery service shall be given, if to any FPC Shareholder, to:

                           U.N. Holdings (Cayman), Ltd.

                           c/o Fox Paine & Company, LLC
                           950 Tower Lane, Suite 1150
                           Foster City, California  94404
                           Attention:  Saul A. Fox

                  with a copy to:

                           Wachtell, Lipton, Rosen & Katz
                           51 West 52nd Street
                           New York, New York  10019
                           Attention:   Elliott V. Stein
                                        Mitchell S. Presser

                  if to the Company, to:

                           United National Group, Ltd.
                           Walker House, 87 Mary Street
                           P.O. Box 908GT
                           George Town, Grand Cayman
                           Cayman Islands
                           Attention:  Chief Executive Officer

                  with a copy to:

                           Wachtell, Lipton, Rosen & Katz
                           51 West 52nd Street
                           New York, New York  10019
                           Attention:   Elliott V. Stein
                                        Mitchell S. Presser

                  if to any Trust, to:

                           c/o The AMC Group, L.P.
                           555 Croton Road, Suite 300
                           King of Prussia, Pennsylvania  19406
                           Attention:  General Counsel

                  with a copy to:

                           Drinker Biddle & Reath LLP
                           One Logan Square
                           18th and Cherry Streets
                           Philadelphia, Pennsylvania  19103
                           Attention:   Robert C. Juelke

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

                  Section 8.2 Amendment; Waivers.

                  8.2.1 This Agreement may not be amended or supplemented, except by an instrument in writing signed by the Company, by the FPC Shareholders and by Trusts holding a majority of the then outstanding Shares held by all of the Trusts. The foregoing notwithstanding, the Company, without the consent of any other party, may enter into Joinder Agreements in order to add any Person that becomes a holder of Shares and to reflect Transfers permitted under this Agreement.

                  8.2.2 No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.

                  Section 8.3 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. If any Shareholder or any Transferee of any Shareholder shall acquire any Shares in any manner, whether by operation of law or otherwise, such Shares shall be held subject to all of the terms of this Agreement, and, by taking and holding such Shares, such Transferee shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

                  Section 8.4 Recapitalizations and Exchanges Affecting Shares. Except as contemplated by Section 7.1.1, the provisions of this Agreement shall apply, to the full extent set forth herein with respect to Shares, to any and all other share capital of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of, Shares, or that may be issued by reason of any share dividend, share split, reverse share split, combination, recapitalization, reclassification, merger, consolidation, reorganization or otherwise. Upon the occurrence of any of such events, numbers of Shares and amounts under this Agreement and any other appropriate terms shall be appropriately adjusted, as determined in good faith by the Board.

                  Section 8.5 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and wholly-performed within such state, without regard to the conflicts of law principles of such state.

                  Section 8.6 Jurisdiction. Except as otherwise set forth in this Agreement, any suit, action or other proceeding ("Action") seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in the United States District Court for the District of Delaware or any Delaware State court, so long as one of such courts shall have subject matter jurisdiction over such Action, and each of the parties irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such Action and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such Action in any such court or that any such Action that is brought in any such court has been brought in an inconvenient forum. Process in any such Action may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 8.1 shall be deemed effective service of process on such party.

                  Section 8.7 WAIVER OF JURY TRIAL. EACH PARTY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT.

                  Section 8.8 Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if such signatures were upon the same instrument. A facsimile or photocopied signature (which may be delivered by facsimile) shall be deemed to be the functional equivalent of an original for all purposes. This Agreement shall become effective when each party shall have received a counterpart of this Agreement signed by the other party. No provision of this Agreement is intended to confer and shall not confer upon any Person other than the parties any rights or remedies.

                  Section 8.9 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, among the parties with respect to the subject matter of this Agreement, including the letter of intent dated as of March 8, 2003 by and between Fox Paine and the Company.

                  Section 8.10 Captions. The captions are included in this Agreement for convenience of reference only and shall be ignored in the construction or interpretation of this Agreement. All references to Sections or Articles contained in this Agreement shall be to Sections or Articles of this Agreement unless otherwise stated.

                  Section 8.11 Specific Performance. The parties acknowledge and agree that irreparable damage would occur if any party fails to perform in accordance with the terms of this Agreement and that the parties shall be entitled to specific performance in such event, in addition to any other remedy at law or in equity.

                  Section 8.12 Severability. If this Agreement, or any of its provisions, or the performance of any provision, is found to be illegal or unenforceable, the parties shall be excused from the performance of such portions of this Agreement as shall be found to be illegal or unenforceable without affecting the validity of the remaining provisions of this Agreement; provided, however, that the remaining provisions of this Agreement shall in their totality constitute a commercially reasonable agreement.

                  Section 8.13 Trustees. All actions under or pursuant to this Agreement by the Trustees are in their respective capacities as trustees under the Trusts and not as individuals.

                  Section 8.14 Uncertificated Shares. Notwithstanding anything herein to the contrary, the parties hereby acknowledge that the Shares issued in the Transactions are intended to be uncertificated (the "Book Entry Shares") and such issuance will be recorded on the Company's Register of Members. With respect to the Book Entry Shares, the provisions of the Agreement regarding share certificates shall be deemed modified as necessary to effect the intentions of the parties. Following the Transfer of any Book Entry Shares in accordance with the terms of this Agreement, the Shareholders shall take all necessary steps to ensure that the directors of the Company update the Company's Register of Members to reflect such Transfer of Book Entry Shares. Within a reasonable time after any Transfer of such Book Entry Shares, the Company shall send to the new registered owner of such Book Entry Shares a written notice containing the information required pursuant to the terms of this Agreement to be set forth or stated on share certificates.

                            [Signature pages follow]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers or trustees as of the day and year first above written.

                                        UNITED NATIONAL GROUP, LTD.


                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                        U.N. HOLDINGS (CAYMAN), LTD.


                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                        U.N. CO-INVESTMENT FUND I (CAYMAN), L.P.

                                               By:  Fox Paine Capital
                                                    Co-Investors International
                                                    GP, Ltd., its General
                                                    Partner

                                                    By:
                                                          ----------------------
                                                          Name:
                                                          Title:


                                        U.N. CO-INVESTMENT FUND II (CAYMAN),
                                        L.P.

                                               By:  Fox Paine Capital
                                                    Co-Investors International
                                                    GP, Ltd., its General
                                                    Partner

                                                    By:
                                                          ----------------------
                                                          Name:
                                                          Title:


                                        U.N. CO-INVESTMENT FUND III (CAYMAN),
                                        L.P.

                                               By:  Fox Paine Capital
                                                    Co-Investors International
                                                    GP, Ltd., its General
                                                    Partner

                                                    By:
                                                          ----------------------
                                                          Name:
                                                          Title:




         [SIGNATURE PAGE TO AMENDED AND RESTATED SHAREHOLDERS AGREEMENT]

                                        U.N. CO-INVESTMENT FUND IV (CAYMAN),
                                        L.P.

                                               By:  Fox Paine Capital
                                                    Co-Investors International
                                                    GP, Ltd., its General
                                                    Partner

                                               By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                        U.N. CO-INVESTMENT FUND V (CAYMAN), L.P.

                                               By:  Fox Paine Capital
                                                    Co-Investors International
                                                    GP, Ltd., its General
                                                    Partner

                                                    By:
                                                          ----------------------
                                                          Name:
                                                          Title:


                                        U.N. CO-INVESTMENT FUND VI (CAYMAN),
                                        L.P.

                                               By:  Fox Paine Capital
                                                    Co-Investors International
                                                    GP, Ltd., its General
                                                    Partner

                                                    By:
                                                          ----------------------
                                                          Name:
                                                          Title:


                                        U.N. CO-INVESTMENT FUND VII (CAYMAN),
                                        L.P.

                                               By:  Fox Paine Capital
                                                    Co-Investors International
                                                    GP, Ltd., its General
                                                    Partner

                                                    By:
                                                          ----------------------
                                                          Name:
                                                          Title:


         [SIGNATURE PAGE TO AMENDED AND RESTATED SHAREHOLDERS AGREEMENT]

                                        U.N. CO-INVESTMENT FUND VIII (CAYMAN),
                                        L.P.

                                               By:  Fox Paine Capital
                                                    Co-Investors International
                                                    GP, Ltd, its General Partner

                                                    By:
                                                          ----------------------
                                                          Name:
                                                          Title:


                                        U.N. CO-INVESTMENT FUND IX (CAYMAN),
                                        L.P.

                                               By:  Fox Paine Capital
                                                    Co-Investors International
                                                    GP, Ltd., its General
                                                    Partner

                                                    By:
                                                          ----------------------
                                                          Name:
                                                          Title:


                                        RUSSELL C. BALL, III, ANDREW L. BALL,
                                        PNC BANK, N.A., TRUSTEES U/W OF RUSSELL
                                        C. BALL, SR., AS APPOINTED BY RUSSELL C.
                                        BALL, JR. F/B/O
                                        RUSSELL C. BALL, III


                                        By:
                                               ---------------------------------
                                               Name:    Russell C. Ball, III
                                               Title:   Trustee


                                        RUSSELL C. BALL, III, ANDREW L. BALL,
                                        PNC BANK, N.A., TRUSTEES U/W OF RUSSELL
                                        C. BALL, SR., AS APPOINTED BY RUSSELL C.
                                        BALL, JR. F/B/O
                                        ANDREW L. BALL


                                        By:
                                               ---------------------------------
                                               Name:    Russell C. Ball, III
                                               Title:   Trustee



         [SIGNATURE PAGE TO AMENDED AND RESTATED SHAREHOLDERS AGREEMENT]

                                        RUSSELL C. BALL, III, ANDREW L. BALL,
                                        PNC BANK, N.A., TRUSTEES U/A/T OF ETHEL
                                        M. BALL; DATED 2/9/67, AS APPOINTED BY
                                        RUSSELL C. BALL, JR.
                                        F/B/O RUSSELL C. BALL, III


                                        By:
                                               ---------------------------------
                                               Name:    Russell C. Ball, III
                                               Title:   Trustee


                                        RUSSELL C. BALL, III, ANDREW L. BALL,
                                        PNC BANK, N.A., TRUSTEES U/A/T OF ETHEL
                                        M. BALL; DATED 2/9/67, AS APPOINTED BY
                                        RUSSELL C. BALL, JR.
                                        F/B/O ANDREW L. BALL


                                        By:
                                               ---------------------------------
                                               Name:    Russell C. Ball, III
                                               Title:   Trustee


                                        RUSSELL C. BALL, III, ANDREW L. BALL,
                                        PNC BANK, N.A., TRUSTEES U/A/T OF
                                        RUSSELL C. BALL, JR.;
                                        DATED 11/9/67


                                        By:
                                               ---------------------------------
                                               Name:    Russell C. Ball, III
                                               Title:   Trustee


                                        RUSSELL C. BALL, III, ANDREW L. BALL,
                                        PNC BANK, N.A., TRUSTEES U/A/T OF
                                        RUSSELL C. BALL, JR.;
                                        DATED 6/9/69


                                        By:
                                               ---------------------------------
                                               Name:    Russell C. Ball, III
                                               Title:   Trustee



         [SIGNATURE PAGE TO AMENDED AND RESTATED SHAREHOLDERS AGREEMENT]

                                        RUSSELL C. BALL, III, ANDREW L. BALL,
                                        PNC BANK, N.A., TRUSTEES U/A/T OF
                                        RUSSELL C. BALL, JR.;
                                        DATED 1/29/70


                                        By:
                                               ---------------------------------
                                               Name:    Russell C. Ball, III
                                               Title:   Trustee


                                        RUSSELL C. BALL, III, ANDREW L. BALL,
                                        PNC BANK, N.A., TRUSTEES U/A/T OF
                                        RUSSELL C. BALL, JR.;
                                        DATED 1/24/73


                                        By:
                                               ---------------------------------
                                               Name:    Russell C. Ball, III
                                               Title:   Trustee


                                        RUSSELL C. BALL, III, ANDREW L. BALL,
                                        PNC BANK, N.A., TRUSTEES U/A/T OF
                                        RUSSELL C. BALL, JR.; DATED 12/22/76
                                        F/B/O RUSSELL C. BALL, III


                                        By:
                                               ---------------------------------
                                               Name:    Russell C. Ball, III
                                               Title:   Trustee

                                        RUSSELL C. BALL, III, ANDREW L. BALL,
                                        PNC BANK, N.A., TRUSTEES U/A/T OF
                                        RUSSELL C. BALL, JR.; DATED 12/22/76
                                        F/B/O ANDREW L. BALL


                                        By:
                                               ---------------------------------
                                               Name:    Russell C. Ball, III
                                               Title:   Trustee



         [SIGNATURE PAGE TO AMENDED AND RESTATED SHAREHOLDERS AGREEMENT]